                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                   Commission Only (as permitted
[ ] Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MAN SANG HOLDINGS, INC.
-------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each  party to the controversy pursuant to  Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
      2.  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
      4.  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
      5.  Total fee paid:

-------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:

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      2.  Form, Schedule or Registration Statement No.:
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      3.  Filing Party:
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      4.  Date Filed:
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

                             MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                              39 CHATHAM ROAD SOUTH
                         TSIMSHATSUI, KOWLOON, HONG KONG

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, NOVEMBER 15, 1996

                             -----------------------

To the Shareholders of Man Sang Holdings, Inc.:

     An Annual Meeting of Shareholders of Man Sang Holdings, Inc. (the "Company") will be held at 431 East Central Boulevard, Suite 900, Orlando, Florida at 10:00 a.m., on Friday, November 15, 1996 for the following purposes:

          1. To elect seven directors of the Company to hold office until the next annual meetings of shareholders or until their successors are duly elected and qualified.

          2. To consider a proposal to adopt the Man Sang Holdings, Inc. 1996 Stock Option Plan.

          3. To consider a proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent certifying accountants.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on October 25, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                   By Order of the Board of Directors

                                   /s/ SAM SIO
                                   ----------------------------------
                                   Sam Sio
                                   SECRETARY


Hong Kong
October 25, 1996

                             MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                              39 CHATHAM ROAD SOUTH
                         TSIMSHATSUI, KOWLOON, HONG KONG

                             -----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1996

                             -----------------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Man Sang Holdings, Inc. (the "Company") for use at the 1996 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 431 East Central Boulevard, Suite 900, Orlando, Florida 32801, on Friday, November 15, 1996 at 10:00 a.m. local time. The Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about October 25, 1996.

PROXIES

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the adoption of the Man Sang Holdings, Inc. 1996 Stock Option Plan and FOR the ratification of the appointment of the designated independent accountants. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

VOTING SECURITIES

     Shareholders of record at the close of business on October 25, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 4,304,699. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. In addition to the Common Stock, the Company had 100,000 shares of Series A Preferred Stock (the "Series A Preferred Stock") outstanding and entitled to vote as of the Record Date. The holders of Series A Preferred Stock, as a class, are entitled to one-third voting control, or an aggregate of 2,152,350 votes at the Annual Meeting, in all matters voted on by the shareholders of the Company.

QUORUM AND OTHER MATTERS

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the eligible votes represented by the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Shares of Common Stock and Series A Preferred Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. If a quorum is present, in person or by proxy, a plurality vote of shares of Common Stock and Series A Preferred Stock present and entitled to vote at the Annual Meeting, will be necessary for the election of directors pursuant to proposal 1 and the ratification of independent accountants pursuant to proposal 3. Accordingly, abstentions and broker non-votes will not effect the outcome of the election of directors or the ratification of the appointment of the Company's independent accountants.

     If a quorum is present, the affirmative vote, in person or by proxy, of a majority of shares of Common Stock and Series A Preferred Stock present and entitled to vote at the Annual Meeting, will be necessary for the adoption of the stock option plan pursuant to proposal 2 listed in the Notice of Meeting. Broker non-votes are treated as not being present in person or by proxy at the Annual Meeting and, therefore, will not affect the outcome of the voting on any of the proposals hereunder. Abstentions are treated as being present and, because the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present and entitled to vote on a particular proposal is necessary for adoption of such proposal, the effect of an abstention is a vote against the proposal.

     The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

     Under the laws of the State of Nevada, dissenters rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Ricky Cheng Chung Hing, Cheng Tai Po, Sam Sio Kam Seng, Amy Yan Sau Man, Sonny Hung Kwok Wing, Matthew Lai Chau Ming and Ernest Yuen Ka Lok to serve as directors (the "Nominees"). Ricky Cheng Chung Hing, Cheng Tai Po, Sam Sio Kam Seng and Amy Yan Sau Man are currently serving as directors of the Company. The remaining Nominees are nominated to serve as directors of the Company for the first time. Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock and Series A Preferred Stock present at the Annual Meeting. In the event that any one of the Nominees is unable or declines to serve as a director, the Board of Directors intends to substitute another person of their choice as nominee, in his place and stead, or to present such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

INFORMATION REGARDING NOMINEES

     The following table sets forth information with respect to each Nominee for election as a director. The information as to age, principal occupation and directorships held has been furnished by each such nominee.

                                                                    SERVED AS
                                                                     DIRECTOR
                                               PRINCIPAL           CONTINUOUSLY
     NAME AND AGE                            OCCUPATION (1)            SINCE
     ------------                            --------------        ------------
Ricky Cheng Chung Hing (35)....   President and Chairman of the Board   1996
Cheng Tai Po (43)..............   Vice Chairman                         1996
Sam Sio Kam Seng (37)..........   Chief Executive Officer               1996
Amy Yan Sau Man (33)...........   Vice President                        1996
Sonny Hung Kwok Wing (33)......   Vice President (2)                     (5)
Matthew Lai Chau Ming (44).....   Senior Manager of Vickers Ballas       (5)
                                  HK Ltd., an investment banking firm,
                                  since 1996 (3)
Ernest Yuen Ka Lok (33)........   Partner in the law firm of Ivan        (5)
                                  Tang & Co. since 1996 (4)

______________

(1) Unless indicated otherwise in the table or in the section of this Proxy Statement captioned "Information Regarding Executive Officers," the individuals named in the table have held their positions for more than five years.

(2) Prior to joining the Company, effective November 1, 1996, Mr. Hung served as Deputy Manager of Dah Sing Bank from February, 1996 to October, 1996 and as Branch Manager for the Hong Kong Bank from 1991 to February, 1996.

(3) Prior to joining Vickers Ballas HK Ltd., Mr. Lai served as Senior Manager of Sun Hung Kai Investment Company from 1972 to 1996.

(4) Prior to joining Ivan Tang & Co., Mr. Yuen was employed as a consultant by Ivan Tang & Co. from 1994 to 1996. From 1992 to 1994, Mr. Yuen was employed as an Assistant Solicitor by Van Langenbery & Lau.

(5)  Nominated for first term as director.

INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below. Information with respect to non-employee directors is set forth above.

  Ricky Cheng Chung Hing (35)......     President and Chairman
  Cheng Tai Po (43)................     Vice Chairman
  Sam Sio Kam Seng (37)............     Chief Executive Officer
  Amy Yan Sau Man (33).............     Vice President
  Frederick Cheng Hok Kai (32).....     Vice President and Chief Financial
                                        Officer
  Sonny Hung Kwok Wing (33)........     Vice President

     Officers and directors are elected on an annual basis. The present terms for each director will expire at the next annual meeting of shareholders or at such time as a successor is duly elected. Officers serve at the discretion of the Board of Directors. See "Beneficial Ownership of Common Stock."

     Ricky Cheng Chung Hing and Cheng Tai Po are brothers. Other than the foregoing, there are no family relationships among any of the directors or officers of the Company.

     The following is a biographical summary of the business experience of the present executive officers of the Company.

     CHENG CHUNG HING, RICKY. Mr. Cheng co-founded the Man Sang Group and has served as Chairman of the Board of Directors and President of the Company since January 8, 1996 and of Man Sang Group since inception in 1980. Mr. Cheng has over 15 years experience in the pearl business and is responsible for overall planning, strategic formulation and business development of the Company.

     CHENG TAI PO. Mr. Cheng co-founded the Man Sang Group and has served as Vice-Chairman of the Company since January 8, 1996 and of Man Sang Group since inception. Mr. Cheng has over 12 years experience in the pearl business and is responsible for purchasing and production of Chinese cultured pearls as well as overall planning, strategic formulation and business planning of the Company.

     SIO KAM SENG, SAM. Mr. Sio has served as Chief Executive Officer and a Director of the Company since January 8, 1996 and of the Man Sang Group since 1995. Mr. Sio also served as Chief Financial Officer up to June 1, 1996. Mr. Sio is responsible for overall planning, strategic formulation, business development and daily operations. Mr. Sio has over 15 years experience in sales, marketing and administrative management. Prior to joining the Company, from 1992 to 1995, Mr. Sio served as Assistant General Manager of Sime Insurance Brokers Group, a publicly traded Malaysia based insurance brokerage company. From 1989 to 1992, Mr. Sio served as Area Manager for Hong Kong Bank Insurance Group. Mr. Sio is an associate of the Institute of Administrative Management of the United Kingdom.

     YAN SAU MAN, AMY. Ms. Yan has served as Vice President and a Director of the Company since January 8, 1996. Ms. Yan has over 12 years experience in the pearl business. Ms. Yan joined Man Sang Group in 1984 and is responsible for overall marketing and sales activities of the Company as well as assisting in overall planning, strategic formulation and business development of the Company.

     CHENG HOK KAI, FREDERICK. Mr. Cheng has served as Vice President and Deputy Chief Financial Officer of the Company since February of 1996. In June of 1996, Mr. Cheng assumed the position of Chief Financial Officer. From 1992 until joining the Company, Mr. Cheng served as Finance Manager, and as Deputy General Manager since 1993, of Sum Tat Holdings Ltd., a construction and property development company in Hong Kong. Previously, Mr. Cheng served as a senior accountant with Price Waterhouse for 3 years. Mr. Cheng received a bachelor's degree of science in Finance and Accounting from the University of Salford, U.K., and a master's degree of Commerce in Accounting from the University of New South Wales, Australia. He is an associate of the Australian Society of Certified Practicing Accountants, an associate of the Hong Kong Society of Accountants, an associate of the Australian Institute of Corporate Managers, Secretaries and Administrators and also an associate of the Chartered Institute of Company Secretaries.

     HUNG KWOK WING, SONNY. Mr. Hung joined the Company as Vice President effective November 1, 1996. Prior to joining the Company, Mr. Hung was employed as Deputy Manager of Dah Sing Bank from February, 1996 to October, 1996 and as Branch Manager of the Hong Kong Bank from 1991 to February, 1996. Mr. Hung is responsible for formulation and execution of corporate policies and participates in the development and implementation of corporate planning programs. Mr. Hung received bachelor's degrees in Finance and Banking from San Francisco State University and a master's degree in Business Administration from the University of Strathclyde, U.K.

COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in its Proxy Statement any failure to file by these dates during its most recent fiscal year. During 1995, the Company had no class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 and, therefore, no reports were required to be filed pursuant to Section 16(a) of the Exchange Act.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

     The Company presently maintains no standing committees of its board of directors. The Company intends to evaluate the creation of a standing Audit Committee and a standing Compensation Committee at such time as the board deems appropriate.

     During the year ended March 31, 1996, the Board of Directors held two formal meetings. Each director (during the period in which each such director served) attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

COMPENSATION OF DIRECTORS

     The Company reimburses each director for all expenses of attending board meetings. The Company has established a fee of $600 to be paid to each non-employee director for each Board of Directors meeting or committee meeting attended. Otherwise, no compensation of any nature is paid to employee directors.

EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended March 31, 1996 of the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company whose compensation exceeded $100,000 (the "Named Officers").

                                                                            LONG TERM
                                                ANNUAL COMPENSATION        COMPENSATION
                                    -------------------------------------- ------------
                                                            OTHER ANNUAL       STOCK
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)  BONUS ($) COMPENSATION ($)   OPTIONS (#)
---------------------------   ----  ----------  --------- ----------------   -----------
Ricky Cheng Chung Hing (3)..  1996   194,049        -      41,000 (1)(2)         -
  President and Chairman of   1995    51,726        -      48,890 (1)(2)         -
  the Board                   1994    51,726        -      34,761 (1)(2)         -
Sam Sio Kam Seng (3)........  1996    55,727        -           -                -
  Chief Executive Officer     1995         -        -           -                -
                              1994         -        -           -                -
Cheng Tai Po................  1996   194,049        -           -                -
  Vice Chairman               1995    43,967        -           -                -
                              1994    39,829        -           -                -

_____________

(1) Although the officers receive certain perquisites such as Company provided life insurance and medical insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(2) In addition to the amounts referred to in note (1) above, Ricky Cheng Chung Hing is provided the right to use a leasehold property of the Company at no cost as his personal residence. The estimated fair rental value of such leasehold property was $41,000.

(3) Ricky Cheng Chung Hing served as the chief executive officer of the Company during each of the referenced periods. Sam Sio Kam Seng joined the Company and assumed the position of chief executive officer after fiscal year 1995.

EMPLOYMENT CONTRACTS

     The Company has no employment agreements with any of its officers or employees. The salaries of the Company's principal officers have been fixed for the fiscal year ending March 31, 1997 at $285,000 for Ricky Cheng Chung Hing, plus a $41,000 housing allowance, $285,000 for Cheng Tai Po, $91,000 for Sam Sio Kam Seng, $65,000 for Frederick Cheng Hok Kai and $65,000 for Amy Yan Sau Man, plus a discretionary performance bonus.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table is furnished as of October 25, 1996, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

  Name and Address                Amount and Nature of          Percent
of Beneficial Owner            Beneficial Ownership (1)(2)    of Class (2)
-------------------            ---------------------------    ------------
Cafoong Limited (2) . . . . . . . . . . 1,357,875(2)                31.5%
  21/F Railway Plaza
  39 Chatham Road South
  Tsimshatsui, Kowloon, Hong Kong
Ricky Cheng Chung Hing (2)  . . . . . .   814,725(2)                18.9%
Cheng Tai Po (2)  . . . . . . . . . . .   543,150(2)                12.6%
Sam Sio Kam Seng  . . . . . . . . . . .       -0-                   *
Amy Yan San Man   . . . . . . . . . . .       -0-                   *
Sonny Hung Kwok Wing  . . . . . . . . .       -0-                   *
Matthew Lai Chau Ming . . . . . . . . .       -0-                   *
Ernest Yuen Ka Lok  . . . . . . . . . .       -0-                   *
All executive officers and directors
 as a group (8 persons) . . . . . . . . 1,357,875                   31.5%

_____________

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Ricky Cheng Chung Hing and Cheng Tai Po own 60% and 40%, respectively, of the stock, and are directors, of Cafoong Limited and, accordingly, may be attributed beneficial ownership of the shares owned by Cafoong Limited.

SERIES A PREFERRED STOCK

     The following table is furnished as of October 25, 1996, to indicate beneficial ownership of shares of the Company's Series A Preferred Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Series A Preferred Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

     Name and Address             Amount and Nature of       Percent
   of Beneficial Owner          Beneficial Ownership (1)     of Class
   -------------------          ------------------------     ---------
Cafoong Limited (1) . . . . . . . . . . 100,000(1)             100.0%
  21/F Railway Plaza
  39 Chatham Road South
  Tsimshatsui, Kowloon, Hong Kong
Ricky Cheng Chung Hing (1)  . . . . . .  60,000(1)              60.0%
Cheng Tai Po (1)  . . . . . . . . . . .  40,000(1)              40.0%
All executive officers and directors
 as a group (8 persons) . . . . . . . . 100,000(1)             100.0%

_____________

(1) Ricky Cheng Chung Hing and Cheng Tai Po own 60% and 40%, respectively, of the stock, and are directors, of Cafoong Limited and, accordingly, may be attributed beneficial ownership of the shares owned by Cafoong Limited.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During the past three years, the Company has loaned funds to and received advances from Ricky Cheng Chung and Cheng Tai Po, the founders and principal shareholders of the Company. Advances to Ricky Cheng Chung Hing totaled $-0- at March 31, 1996. The maximum amount advanced to Ricky Cheng Chung Hing during the past three years was $1,132,500. Advances to Cheng Tai Po totaled $-0- at March 31, 1996. The maximum amount advanced to Cheng Tai Po during the past three years was $1,089,000. All such advances were made on a non-interest bearing basis and without definitive repayment terms.

     During the same period, Ricky Cheng Chung Hing and Cheng Tai Po advanced funds to the Company on a non-interest bearing basis and repayable on demand. Advances from Ricky Cheng Chung Hing totaled $345,000 at March 31, 1996 (this amount was fully settled on May 30, 1996) and advances from Cheng Tai Po totaled $-0- at March 31, 1996. The maximum amount owed to Ricky Cheng Chung Hing and to Cheng Tai Po during the past three years was $1,104,000 and $459,000, respectively.

     During the year ended March 31, 1994, the Company sold its 25% interest in New Land Group Limited to Ricky Cheng Chung Hing at its cost of HK$500,000. The Company believes that the terms of such sale were at least as favorable as could have been obtained from nonaffiliated third parties.

     Finally, during the past three years, Ricky Cheng Chung Hing has utilized a leasehold property of the Company as a personal residence at no cost to Mr. Cheng. See "Executive Compensation."

                                   PROPOSAL 2
                         APPROVAL OF THE COMPANY'S 1996
                                STOCK OPTION PLAN

     In October of 1996, the Company's Board of Directors adopted and approved a stock option plan for the Company, the Man Sang Holdings, Inc. 1996 Stock Option Plan (the "1996 Plan"), under which stock options awards may be made to employees, directors and consultants of the Company. A copy of the 1996 Plan is attached hereto as Annex A. The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by establishing a direct link between the financial interests of participating employees, directors and consultants and the performance of the Company and enabling the Company to attract and retain highly competent employees, directors and consultants. No options have been granted to date under the 1996 Plan and the amount of benefits to be received under the 1996 Plan by any particular person or group is not determinable at this time. See "New Benefit Plans" below.

GENERAL PROVISIONS

     DURATION OF THE 1996 PLAN; SHARE AUTHORIZATION. The 1996 Plan became effective on the date it was adopted by the Board of Directors, subject to the approval of the Company's shareholders, and it will remain effective until the tenth anniversary of the effective date unless terminated earlier by the Board of Directors. If shareholder approval is not obtained, the 1996 Plan will not be implemented and any options granted under the 1996 Plan will be void.

     The maximum number of shares of Common Stock which may be issued or delivered and as to which awards may be granted under the 1996 Plan will be 1,000,000 shares. The exercise price for a stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant of such stock option for "incentive options" and 85% of the fair market value of the Common Stock on the date of grant of such stock option for "non-qualified options".

     The shares of Common Stock to be issued or delivered under the 1996 Plan will be authorized and unissued shares or previously issued and outstanding shares of Common Stock reacquired by the Company. Shares of Common Stock covered by any unexercised portions of terminated options and shares of Common Stock subject to any awards which are otherwise surrendered by plan participants without receiving any payment or other benefit with respect thereto may again be subject to new awards under the 1996 Plan.

     PLAN ADMINISTRATION. The 1996 Plan will be administered by a Compensation Committee to be appointed by the Board of Directors with the advise and recommendations of senior management. The Compensation Committee will be comprised solely of non-employee directors of the Company. The Compensation Committee will determine the employees who will be eligible for and granted awards, determine the amount and type of awards, establish rules and guidelines relating to the 1996 Plan, establish, modify and determine terms and conditions of awards and take such other action as may be necessary for the proper administration of the 1996 Plan.

     PLAN PARTICIPANTS. Any employee of the Company may be selected by the Compensation Committee to receive an award under the 1996 Plan. Presently, there are approximately 509 employees eligible to participate in the 1996 Plan. Additionally, non-employee directors of the Company will be eligible to receive awards of options under the Plan. Finally, key consultants, as determined by the Compensation Committee, may receive awards of non-qualified options under the 1996 Plan.

AWARDS AVAILABLE UNDER 1996 PLAN

     Awards under the 1996 Plan may take the form of stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 ("Incentive Stock Options") and stock options which do not meet such requirements ("Non-Qualified Stock Options"). Only employees of the Company are eligible to receive Incentive Stock Options under the 1996 Plan. The duration of each option will be determined by the

Compensation Committee, but no option will be exercisable more than ten years from the date of grant (or, with respect to Incentive Stock Options granted to persons holding ten percent or more of the outstanding Common Stock, five years from the date of grant). The exercise price for incentive stock options must be at least equal to 100% of the fair market value of the Common Stock on the date of grant of such option (or, with respect to Incentive Stock Options granted to persons holding ten percent or more of the outstanding Common Stock, 110% of the fair market value of the Common Stock).
 The exercise price will be payable in cash or in such other form as the Compensation Committee may approve in the applicable award agreement, including, without limitation, by a cashless exercise or the delivery to the Company of shares of Common Stock owned by the participant.

     The options may be subject to restrictions on exercise, such as exercise in periodic installments or upon attainment of specified performance criteria, as determined by the Compensation Committee. Stock options granted under the 1996 Plan will not be transferable except by will or the laws of descent and distribution and may be exercised only by a participant during his or her lifetime.

     Unless otherwise determined by the Compensation Committee and provided in the applicable option agreement, options will be exercisable within three months of any termination of employment, including termination due to disability, death or normal retirement (but not later than the expiration date of the option).

TERMINATION AND AMENDMENT

     The Board may amend or terminate the 1996 Plan at any time but, without an optionee's consent, no such action will affect or in any way impair the rights of such optionee under any award granted prior to such action, and no amendment will be made without the approval of the Company's shareholders if such approval is required to maintain the compliance of the 1996 Plan with Rule 16b-3 of the Securities and Exchange Commission or Section 422 of the Internal Revenue Code of 1986.

ANTIDILUTION PROVISIONS

     The amount of shares authorized to be issued under the 1996 Plan, and the terms of outstanding stock options, shall be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other capitalization change of similar effect.

WITHHOLDING OBLIGATIONS

     The Company has the right to deduct from an optionee's salary, bonus or other compensation any taxes required to be withheld with respect to options granted under the 1996 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of awards under the 1996 Plan based upon current federal income tax laws. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     An optionee is not subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Stock Option. However, some optionees are subject to the "alternative minimum tax" and the amount by which the fair market value of the Common Stock subject to an Incentive Stock Option on the date of exercise exceeds the exercise price will generally be added to the optionee's income for purposes of calculating his or her alternative minimum taxable income. If an optionee does not dispose of shares of Common Stock acquired through the exercise of an Incentive Stock Option within one year after their receipt and within two years after the date of grant of the Incentive Stock Option (either event, a "disqualifying disposition") the taxable income recognized upon the sale of such shares will be taxed at the long-term capital gains rate.

     The Company will not receive any tax deduction in connection with the exercise of an Incentive Stock Option unless there is a disqualifying disposition. If there is a disqualifying disposition, the optionee will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to an equal deduction for compensation expense. The tax will be imposed on the lesser of
(i) the difference between the fair market value of the stock at the time of exercise and the exercise price or (ii) the amount of gain realized on the disposition. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

     If Non-Qualified Stock Options are granted to an optionee, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. When the optionee thereafter sells the shares, the difference between any amount realized on such sale and the fair market value of the shares at the time of exercise will be taxed as capital gain or loss, which will be short-term or long-term, depending on whether the applicable capital gain holding period has been satisfied.

NEW PLAN BENEFITS

     No options have been granted to date under the 1996 Plan. Accordingly, the amount of benefits to be received under the 1996 Plan by any particular person or group is not determinable at this time.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN.


                                   PROPOSAL 3
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte Touche Tohmatsu as independent auditors for the year ending March 31, 1997, and recommends that the shareholders vote for ratification of such appointment. Deloitte Touche Tohmatsu were also the Company's independent auditors in fiscal years 1996 and served as the independent auditors for Man Sang International (B.V.I.) Limited with respect to the financial statements of such company for fiscal years 1995 and 1994. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Deloitte Touche Tohmatsu are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

     Following the acquisition of Man Sang International (B.V.I.) Limited by UNIX Source America, Inc., on March 21, 1996, the Company's Board of Directors selected Deloitte Touche Tohmatsu to serve as its new independent accountants and dismissed Mantyla, McReynolds & Associates, Certified Public Accountants, of Salt Lake City, Utah, which previously served as the independent accountants for UNIX Source America, Inc.

     Mantyla, McReynolds & Associates' reports on the financial statements of UNIX Source America for the fiscal years 1995 and 1994 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for fiscal years 1995 and 1994 and through March 21, 1996, there were no disagreements with Mantyla, McReynolds & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla, McReynolds & Associates would have caused them to make reference thereto in its reports on the financial statements for such years.

     The information described above regarding the Company's decision to dismiss Mantyla, McReynolds & Associates as its independent accountants and select Deloitte Touche Tohmatsu as its new independent accountants, along with a letter from Mantyla, McReynolds & Associates stating that it agrees with the above information regarding the Company's change of accountants, was fully disclosed in a Form 8-K filed with the SEC on March 28, 1996.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.


                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 1997 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than July 15, 1997.

                            EXPENSES OF SOLICITATION

     All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

     Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

                                   By Order of the Board of Directors


                                   /s/ Sam Sio
                                   ----------------------------------
                                   Sam Sio
                                   SECRETARY


Hong Kong
October 25, 1996

                             MAN SANG HOLDINGS, INC.

                             1996 STOCK OPTION PLAN




     1. PURPOSE. The purpose of this MAN SANG HOLDINGS, INC. 1996 STOCK OPTION PLAN ("Plan") is to encourage ownership of common stock, $.001 par value ("Common Stock"), of MAN SANG HOLDINGS, INC., a NEVADA corporation (the "Company"), by eligible key employees, consultants and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees, consultants and directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of employees, consultants and directors with the shareholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Code.

     2.   ADMINISTRATION.

          2.1 COMPOSITION OF THE COMPENSATION COMMITTEE. This Plan shall be administered by the Compensation Committee (the "Committee") designated by the Board of Directors of the Company (the "Board"), which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless the director is a "non-employee director" within the meaning of such Rule 16b-3. Members of such Committee shall only be eligible to receive stock options under this Plan if such stock options are granted in accordance with Rule 16b-3.

          2.2 COMMITTEE ACTION. The Committee shall hold its meetings at such times and places as it may be determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

          2.3 COMMITTEE EXPENSES. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

     3. STOCK RESERVED. Subject to adjustment as provided in Section 6.11 hereof, the aggregate number of shares of Common Stock that may be optioned under this Plan is 1,000,000. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock and shares previously issued and held in treasury by the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under this Plan.

     4. ELIGIBILITY. The persons eligible to participate in this Plan as a recipient of options ("Optionee") shall include only key employees, consultants and directors of the Company or its Affiliates at the time the option is granted. An employee or consultant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

     5.   GRANT OF OPTIONS.

          5.1 COMMITTEE DISCRETION. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those key employees, consultants and directors of the Company or its Affiliates who are to receive options under this Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options; provided that consultants and directors who are not employees of the Company may not receive any ISOs. The Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

          5.2 SHAREHOLDER APPROVAL. All options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the shareholders prior to the first anniversary date of the Board meeting held to approve this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat or written consent in accordance with the laws of the State of Nevada; provided that if such approval by the shareholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

          5.3 LIMITATION ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined in accordance with Section 6.2 of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

     6.  TERMS AND CONDITIONS.   Each option granted under this Plan shall be
evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          6.1 OPTION PERIOD. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant in the case of an ISO) and shall provide that the ISO shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

          6.2 EXERCISE PRICE. The exercise price of each share of Common Stock subject to each option granted pursuant to this option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of ISOs granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the exercise price for each share subject to a Nonqualified Option at such price as the Committee in its sole discretion shall determine, provided that the exercise price of each share of Common Stock subject to a Nonqualified Option shall not be less than 85% of the fair market value of a share of Common Stock on the date the option is granted as determined by the Committee.

     For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Common Stock on the Nasdaq Stock Market on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not traded on the Nasdaq Stock Market at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the closing bid and ask prices of the Common Stock on the most recent date the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          6.3 EXERCISE PERIOD. The Committee may provide in the option agreement that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any option may be exercisable by an Optionee prior to the approval of this Plan by the shareholders of the Company.

          6.4 PROCEDURE FOR EXERCISE. Options shall be exercised by the delivery by the Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Optionee and as permitted by the Committee in the Agreement granting such options, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) an election by the Optionee to have the Company withhold the number of shares of Common Stock the fair market value, less the exercise price, of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this
Section 6.4.

          6.5 TERMINATION OF EMPLOYMENT. If an employee to whom an option is granted ceases to be employed by the Company or its affiliates for any reason other than death or disability or if a director or consultant to whom an option is granted ceases to serve on the Board or as a consultant for any reason other than death or disability, any option which is exercisable on the date of such termination of employment or cessation of serving on the Board or cessation of service as a consultant shall expire three-months from the date of such termination or cessation but in no event may the option be exercised after its expiration under the terms of the option agreement.

          6.6 DISABILITY OR DEATH. In the event the Optionee dies or is determined under this Plan to be disabled while the Optionee is employed by the Company or its Affiliates, acts as consultant or while serves on the Board of the Company, the options previously granted to the Optionee may be exercised (to the extent the Optionee would have been entitled to do so at the date of death or the determination of disability) at any time and from time to time, within a three-month period after such death or determination of disability, by the Optionee, the guardian of the Optionee's estate, the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, the Optionee is incapable of performing services for the Company of the kind the Optionee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

          6.7 TRANSFERABILITY. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee's will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

          6.8 INCENTIVE STOCK OPTIONS. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify under the Code of option designated as an incentive stock option.

          6.9 NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in Section
6.4 above.

          6.10 EXTRAORDINARY CORPORATE TRANSACTIONS. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the forgoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the committee, in its sole discretion, may accelerate the time at which all or a portion of an Optionee's options may be exercised for a limited period of time before or after a specified date.

          6.11 CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

          6.12 ACCELERATION OF OPTIONS. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options thereto fore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Committee may in its sole discretion accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

     7. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue this Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the shareholders, would: (i) except as is provided in Section 6.11 of this Plan, increase the total number of shares reserved for the purposes of this Plan, (ii) change the class of persons eligible to participate in this Plan as provided in Section 4 of this Plan,
(iii) extend the applicable maximum option period provided for in Section 6.1 of this Plan, (iv) extend the expiration date of this Plan set forth in Section 14 of this Plan, (v) except as provided in Section 6.11 of this Plan, decrease to any extent the exercise price of any option granted under this Plan or (vi) withdraw the administration of this Plan from the Committee.

     8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6.10, .11 and .12 of this Plan shall be subject to any shareholder action required by Nevada corporate law.

     9. PURCHASE FOR INVESTMENT. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     10.  TAXES.

          10.1 The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

          10.2 Notwithstanding the terms of Section 10.1, each Optionee must pay all taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of a Nonqualified Option.

     11. REPLACEMENT OF OPTIONS. The Committee from time to time may permit an Optionee under this Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

     12. NO RIGHT TO EMPLOYMENT. Employees shall be considered to be in the employment of the Company so long as they remain employees of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     13. LIABILITY OF COMPANY FOR NON-ISSUANCE OF SHARES AND TAX CONSEQUENCES. The Company and any Affiliates which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

          13.1 The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          13.2 Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

     14. EFFECTIVENESS AND EXPIRATION OF PLAN. This Plan shall be effective on the date of adoption by the Board. If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all options previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date of the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

     15. NON-EXCLUSIVITY OF THIS PLAN. Neither the adoption by the Board nor the submission for approval of this Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     16. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Nevada and applicable federal law.

     17. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Man Sang Holdings, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 17th day of October, 1996.


                                       MAN SANG HOLDINGS, INC.


ATTEST:

                                       By: /s/ Ricky Cheng
                                           -----------------------------------
 /s/ Sam Sio                           Name:   Ricky Cheng
--------------------                   Title:  President
Secretary

                            MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                             39 CHATHAM ROAD SOUTH
                        TSIMSHATSUI, KOWLOON, HONG KONG

    Proxy for Annual Meeting of Shareholders to be held on November 15, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Cheng Chung Hing, Ricky and Cheng Tai Po, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Man Sang Holdings, Inc., a Nevada corporation (the "Company"), on November 15, 1996, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.
    1. GRANTING _________ WITHHOLDING _________ authority to vote for the election as directors of the Company the following nominees: Ricky Cheng Chung Hing, Cheng Tai Po, Sam Sio Kam Seng, Amy Yan Sau Man, Sonny Hung Kwok Wing, Matthew Lai Chau Ming and Ernest Yuen Ka Lok.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

    2.  Proposal to adopt the Man Sang Holdings, Inc. 1996 Stock Option Plan.
       _________  FOR    _________  AGAINST    _________  ABSTAIN

    3. Proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent certifying accountants.
       _________  FOR    _________  AGAINST    _________  ABSTAIN

    4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 2 AND 3 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                                              Please sign exactly as your name
                                              appears hereon. When shares are
                                              held by joint tenants, both should
                                              sign. When signing as an attorney,
                                              executor, administrator, trustee,
                                              guardian, or corporate officer,
                                              please indicate the capacity in
                                              which signing.
                                              DATED: ___________________ , 199__

                                              __________________________________
                                              Signature
                                              __________________________________
                                              Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE